INDEX                                                               EXHIBIT 4
 TO
 FINANCIAL STATEMENTS                                                   Page
                                                                       Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of June 30, 1997                                                 3 - 4

 Consolidated Statement of Income for the Twelve Months Ended
   June 30, 1997                                                         5

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         6


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997            7

 Statement of Income for the Twelve Months Ended June 30, 1997           8


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997          9 - 10

 Statement of Income for the Twelve Months Ended June 30, 1997           11

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         12


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         13 - 14

 Statement of Income for the Twelve Months Ended June 30, 1997           15

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         16


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         17 - 18

 Statement of Income for the Twelve Months Ended June 30, 1997           19

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         20

 INDEX
 TO
 FINANCIAL STATEMENTS
                                                                        Page
 (CONTINUED)                                                           Number


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         21 - 22

 Statement of Income for the Twelve Months Ended June 30, 1997           23

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         24


 CENTRAL AND SOUTH WEST SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         25 - 26

 Statement of Income for the Twelve Months Ended June 30, 1997           27

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         28


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                                 29

 STATEMENT OF CHANGES                                                    30

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                              31

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,800               $5,800
     Transmission                                 1,553                1,553
     Distribution                                 4,321                4,321
     General                                      1,369                1,369
     Construction work in progress                  185                  185
     Nuclear fuel                                   193                  193
   Other Diversified                                171                  171
                                             --------------------------------
                                                 13,592               13,592
   Less - Accumulated depreciation                5,050                5,050
                                             --------------------------------
                                                  8,542                8,542
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              268                  268
   Accounts receivable                            1,004                1,004
   Materials and supplies, at average cost          181                  181
   Electric fuel inventory                           83                   83
   Under-recovered fuel costs                        59                   59
   Prepayments and other                             86                   86
                                             --------------------------------
                                                  1,681                1,681
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             506                  506
   Mirror CWIP asset - net                          292                  292
   Other non-utility investments                    343                  343
   Income tax related regulatory assets, net        236                  236
   Goodwill                                       1,463                1,463
   Other                                            360                  360
                                             --------------------------------
                                                  3,200                3,200
                                             --------------------------------

                                                $13,423        $0    $13,423
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,039                1,039
     Retained earnings                            1,887                1,887
     Foreign currency translation and other          38                   38
                                             --------------------------------
     Total Common Stock Equity                    3,707                3,707
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            176                  176
     Subject to mandatory redemption                 28                   28
   Subsidiary obligated, mandatorily redeemable,
     trust preferred securities                     324                  324
   Long-term debt                                 3,979                3,979
                                             --------------------------------
     Total Capitalization                         8,214                8,214
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       204                  204
   Short-term debt                                  400                  400
   Short-term debt - CSW Credit                     708                  708
    Loan Notes                                       67                   67
   Accounts payable                                 494                  494
   Accrued taxes                                    245                  245
   Accrued interest                                 102                  102
   Other                                            249                  249
                                             --------------------------------
                                                  2,469                2,469
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,244                2,244
   Investment tax credits                           284                  284
   Other                                            212                  212
                                             --------------------------------
                                                  2,740                2,740
                                             --------------------------------

                                                $13,423        $0    $13,423
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,135
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel and purchased power         1,215
   United Kingdom Cost of Sales                   1,295
   Operating and maintenance                      1,064
   Depreciation and amortization                    468
   Taxes, other than income                         183
   Income taxes                                     178
                                             -----------

                                                  4,403
                                             -----------

 OPERATING INCOME                                   732
                                             -----------

 OTHER INCOME AND DEDUCTIONS                         34
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     766
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       332
   Distributions on trust preferred securities        4
   Interest on short-term debt and other             75
                                             -----------

                                                    411
                                             -----------


 INCOME FROM CONTINUING OPERATIONS                  355
                                             -----------

 DISCONTINUED OPERATIONS
   Gain on the sale of discontinued
     operations, net of tax of $0.3                   8
                                             -----------

 NET INCOME                                         363
   Less: preferred stock dividends                   16
   Gain on reacquired preferred stock                10
                                             -----------

 NET INCOME FOR COMMON STOCK                       $357
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT JUNE 30, 1996              $1,897

 Add: Net income for common stock                   357
                                             -----------

                                                  2,254
                                             -----------

 Deduct: Common stock dividends                     367
         Retained earnings adjustment                 0
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997              $1,887
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------

 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            4,044                4,044
                                             --------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments               15                   15
   Accounts and interest receivable - Affiliated    106                  106
   Prepayments and other                              4                    4
                                             --------------------------------

                                                    125                  125
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   14                   14
                                             --------------------------------

                                                 $4,183        $0     $4,183
                                             ================================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,039                1,039
   Retained earnings                              1,887                1,887
   Foreign currency translation and other             3                    3
                                             --------------------------------

      Total Common Stock Equity                   3,672                3,672
                                             --------------------------------


   Long-term debt                                     0                    0
                                             --------------------------------

     Total Capitalization                         3,672                3,672
                                             --------------------------------


 CURRENT LIABILITIES
   Short-term debt                                  400                  400
   Accounts payable and other                       123                  123
                                             --------------------------------

                                                    523                  523
                                             --------------------------------

 DEFERRED CREDITS                                   (12)                 (12)
                                             --------------------------------

                                                 $4,183        $0     $4,183
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $121
     Public Service Company of Oklahoma                        69
     Southwestern Electric Power Company                       86
     West Texas Utilities Company                              25
     SEEBOARD U.S.A.                                          103
     CSW Credit, Inc.                                           8
     CSW Energy, Inc.                                           6
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (1)
     CSW Communications, Inc.                                  (6)
     Enershop Inc.                                             (2)
     Central and South West Services, Inc.                      0
   Other Income                                                20
                                                        ----------

                                                             $430
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        60
    Depreciation and amortization expense                       1
    Interest expense                                           42
    Taxes, other than income                                    2
    Federal income taxes                                      (24)
                                                        ----------

                                                               81
                                                        ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations,
      net of tax of $0.3                                        8
                                                        ----------


 NET INCOME                                                  $357
                                                        ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                    $3,110               $3,110
   Transmission                                     509                  509
   Distribution                                     984                  984
   General                                          281                  281
   Construction work in progress                     84                   84
   Nuclear fuel                                     193                  193
                                             --------------------------------

                                                  5,161                5,161
   Less - Accumulated depreciation
     and amortization                             1,759                1,759
                                             --------------------------------

                                                  3,402                3,402
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments               26                   26
   Accounts receivable                              146                  146
   Under-recovered fuel costs                        31                   31
   Materials and supplies, at average cost           73                   73
   Fuel inventory                                    11                   11
   Prepayments and other                              6                    6
                                             --------------------------------

                                                    293                  293
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                               486                  486
   Mirror CWIP asset                                292                  292
   Income tax related regulatory assets, net        329                  329
   Other                                            102                  102
                                             --------------------------------

                                                  1,209                1,209
                                             --------------------------------

                                                 $4,904        $0     $4,904
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)



                                                 Per     Pro Forma    Pro
                                                Books    Adjustment  Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares       $169                 $169
    Paid-in capital                                 405                  405
    Retained earnings                               855                  855
                                             --------------------------------

      Total common stock equity                   1,429                1,429


    Preferred stock
     Not subject to mandatory redemption            163                  163
    CPL obligated, mandatorily redeemable,
      trust preferred securities                    145                  145
    Long-term debt                                1,327                1,327
                                             --------------------------------

      Total capitalization                        3,064                3,064
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months         200                  200
    Payables to affiliates                           23                   23
    Accounts payable                                 83                   83
    Accrued taxes                                    67                   67
    Accumulated deferred income taxes                 9                    9
    Accrued interest                                 31                   31
    Refund due customers                             99                   99
    Other                                            32                   32
                                             --------------------------------

                                                    544                  544
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes              1,137                1,137
    Investment tax credits                          144                  144
    Other                                            15                   15
                                             --------------------------------

                                                  1,296                1,296
                                             --------------------------------

                                                 $4,904        $0     $4,904
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                      $1,301
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             349
   Purchased power                                   58
   Other operating                                  287
   Maintenance                                       53
   Depreciation and amortization                    149
   Taxes, other than income                          76
   Income taxes                                      76
                                             -----------

                                                  1,048
                                             -----------

 OPERATING INCOME                                   253
                                             -----------

 OTHER INCOME AND DEDUCTIONS
   Other                                              3
                                             -----------

                                                      3
                                             -----------


 INCOME BEFORE INTEREST CHARGES                     256
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       110
   Distributions on trust preferred securities        2
   Interest on short-term debt and other             14
                                             -----------

                                                    126
                                             -----------


 NET INCOME                                         130

   Less: preferred stock dividends                   12
   Gain on reacquired preferred stock                 3
                                             -----------

 NET INCOME FOR COMMON STOCK                       $121
                                             ===========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1996                $858
 Add: Net income (loss) for common stock            121
                                             -----------

                                                    979
 Deduct: Common stock dividends                     124
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $855
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                     $903                 $903
    Transmission                                    372                  372
    Distribution                                    800                  800
    General                                         204                  204
    Construction work in progress                    39                   39
                                             --------------------------------

                                                  2,318                2,318
    Less - Accumulated depreciation               1,016                1,016
                                             --------------------------------

                                                  1,302                1,302
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments               5                    5
    Accounts receivable                              32                   32
    Materials and supplies, at average cost          34                   34
    Fuel inventory                                   16                   16
    Accumulated deferred income taxes                 6                    6
    Prepayments                                       5                    5
                                             --------------------------------

                                                     98                   98
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   65                   65
                                             --------------------------------

                                                 $1,465        $0     $1,465
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                  $157                 $157
    Paid-in capital                                 180                  180
    Retained earnings                               156                  156
                                             --------------------------------

      Total common stock equity                     493                  493


    Preferred stock                                   5                    5
    PSO obligated, mandatorily redeemable,
      trust preferred securities                     73                   73
    Long-term debt                                  421                  421
                                             --------------------------------

      Total capitalization                          992                  992
                                             --------------------------------


 CURRENT LIABILITIES
    Payable to affiliates                            24                   24
    Accounts payable                                 43                   43
    Payables to customers                            15                   15
    Accrued taxes                                    27                   27
    Accrued interest                                  9                    9
    Other                                             5                    5
                                             --------------------------------

                                                    123                  123
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes                254                  254
    Investment tax credits                           42                   42
    Income tax related regulatory
      liabilities, net                               44                   44
    Other                                            10                   10
                                             --------------------------------

                                                    350                  350
                                             --------------------------------

                                                 $1,465        $0     $1,465
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $728
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             281
   Purchased power                                   47
   Other operating                                  122
   Maintenance                                       36
   Depreciation and amortization                     79
   Taxes, other than income                          28
   Income taxes                                      35
                                             -----------

                                                    628
                                             -----------

 OPERATING INCOME                                   100
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     101
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        31
   Distributions on trust preferred securities        1
   Interest on short-term debt and other              3
                                             -----------

                                                     35
                                             -----------


 NET INCOME                                          66

    Less: preferred stock dividends                   1
    Gain on reacquisition of preferred stock          4
                                             -----------

 NET INCOME FOR COMMON STOCK                        $69
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1996                $131
 Add: Net income (loss) for common stock             69
                                             -----------

                                                    200
 Deduct: Common stock dividends                      44
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $156
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                   $1,370               $1,370
    Transmission                                    467                  467
    Distribution                                    848                  848
    General                                         310                  310
    Construction work in progress                    45                   45
                                             --------------------------------

                                                  3,040                3,040
    Less - Accumulated depreciation               1,189                1,189
                                             --------------------------------

                                                  1,851                1,851
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments               5                    5
    Accounts receivable                              62                   62
    Materials and supplies, at average costs         28                   28
    Fuel inventory                                   41                   41
    Under-recovered fuel costs                       12                   12
    Prepayments and other                            15                   15
                                             --------------------------------

                                                    163                  163
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   75                   75
                                             --------------------------------

                                                 $2,089        $0     $2,089
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares      $136                 $136
    Paid-in capital                                 245                  245
    Retained earnings                               334                  334
                                             --------------------------------

      Total common stock equity                     715                  715

    Preferred stock
      Not subject to mandatory redemption             5                    5
      Subject to mandatory redemption                28                   28
    SWEPCO obligated, mandatorily redeemable,
      trust preferred securities                    106                  106
    Long-term debt                                  548                  548
                                             --------------------------------

      Total capitalization                        1,402                1,402
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                           4                    4
    Accounts payable                                 58                   58
    Payable to affiliates                            62                   62
    Customer deposits                                11                   11
    Accrued taxes                                    33                   33
   Accumulated deferred income taxes                  5                    5
    Accrued interest                                 14                   14
    Other                                            12                   12
                                             --------------------------------

                                                    199                  199
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                376                  376
    Investment tax credits                           69                   69
    Income tax related regulatory liabilities, net   33                   33
    Other                                            10                   10
                                             --------------------------------

                                                    488                  488
                                             --------------------------------

                                                 $2,089        $0     $2,089
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $914
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             382
   Purchased power                                   22
   Other Operating                                  143
   Maintenance                                       44
   Depreciation and amortization                     94
   Taxes, other than income                          53
   Income taxes                                      40
                                             -----------

                                                    778
                                             -----------

 OPERATING INCOME                                   136
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     137
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        43
   Distributions on trust preferred securities        1
   Interest on short-term debt and other              6
                                             -----------

                                                     50
                                             -----------


 NET INCOME                                          87

    Less: preferred stock dividends                   3
   Gain on reacquired preferred stock                 2
                                             -----------

 NET INCOME FOR COMMON STOCK                        $86
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1996                $310
 Add: Net income (loss) for common stock             86
                                             -----------

                                                    396
 Deduct: Common stock dividends                      62
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $334
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                      $417                 $417
   Transmission                                     206                  206
   Distribution                                     355                  355
   General                                          101                  101
   Construction work in progress                     16                   16
                                             --------------------------------

                                                  1,095                1,095
   Less - Accumulated depreciation                  426                  426
                                             --------------------------------

                                                    669                  669
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments                1                    1
   Accounts receivable                               33                   33
   Materials and supplies, at average cost           16                   16
   Fuel inventory, at average cost                    8                    8
   Coal inventory, at LIFO cost                       7                    7
   Under-recovered fuel costs                        14                   14
   Prepayments and other                              1                    1
                                             --------------------------------

                                                     80                   80
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                          21                   21
    Regulatory assets                                10                   10
   Other                                             41                   41
                                             --------------------------------

                                                     72                   72
                                             --------------------------------

                                                   $821        $0       $821
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares        $137                 $137
   Paid-in capital                                    2                    2
   Retained earnings                                124                  124
                                             --------------------------------

     Total common stock equity                      263                  263

   Preferred stock
    Not subject to mandatory redemption               3                    3
   Long-term debt                                   277                  277
                                             --------------------------------

     Total capitalization                           543                  543
                                             --------------------------------

 CURRENT LIABILITIES

   Advances from affiliates                          26                   26
   Payables to affiliates                            32                   32
   Accounts payable                                   8                    8
   Accrued taxes                                      9                    9
   Accrued interest                                   5                    5
   Accumulated deferred income taxes                  2                    2
   Other                                              2                    2
                                             --------------------------------

                                                     84                   84
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                145                  145
   Investment tax credits                            29                   29
   Investment tax related regulatory
     liabilities, net                                16                   16
   Other                                              4                    4
                                             --------------------------------

                                                    194                  194
                                             --------------------------------

                                                   $821        $0       $821
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $379
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             124
   Purchased power                                   38
   Other Operating                                   76
   Maintenance                                       14
   Depreciation and amortization                     41
   Taxes, other than income                          24
   Income taxes                                      14
                                             -----------

                                                    331
                                             -----------

 OPERATING INCOME                                    48
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------


 INCOME BEFORE INTEREST CHARGES                      49
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                        21
   Interest on short-term debt and other              4
                                             -----------

                                                     25
                                             -----------

 NET INCOME                                          24

    Less: preferred stock dividends                  --
    Gain on reacquisition of preferred stock          1
                                             -----------

 NET INCOME FOR COMMON STOCK                        $25
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT JUNE 30, 1996                $116
 Add: Net income (loss) for common stock             25
                                             -----------

                                                    141
 Deduct: Common stock dividends                      17
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $124
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

   General plant                                   $121                 $121
   Less - Accumulated depreciation                   34                   34
                                             --------------------------------

                                                     87                   87
                                             --------------------------------

 CURRENT ASSETS
   Accounts receivable affiliated                    21                   21
   Accounts receivable non-affiliated                 4                    4
   Prepayments and other                             16                   16
                                             --------------------------------

                                                     41                   41
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                    3                    3
                                             --------------------------------

                                                   $131        $0       $131
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------


 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Long-term debt                                   $60                  $60
                                             --------------------------------

     Total capitalization                            60                   60
                                             --------------------------------



 CURRENT LIABILITIES
   Accounts payable non-affiliated                   11                   11
   Advances from affiliates and other                37                   37
                                             --------------------------------

                                                     48                   48
                                             --------------------------------


 DEFERRED CREDITS                                    23                   23
                                             --------------------------------


                                                   $131        $0       $131
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 OPERATING REVENUE                                   $0
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel Expense                                       3
   Other Operating                                  206
   Maintenance                                        4
   Depreciation and amortization                      9
   Taxes, other than income taxes                     7
   Income taxes                                       1
                                             -----------

                                                    230
                                             -----------

 OPERATING INCOME                                  (230)
                                             -----------


 OTHER INCOME AND DEDUCTIONS                        236
                                             -----------

 INCOME BEFORE INTEREST CHARGES                       6
                                             -----------


 INTEREST CHARGES                                     6
                                             -----------

 NET INCOME FOR COMMON STOCK                         $0
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (millions)


 RETAINED EARNINGS AT JUNE 30, 1996                  $0
 Add: Net income (loss) for common stock              0
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                  $0
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 JUNE 30, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 CENTRAL POWER AND LIGHT COMPANY

          None

 PUBLIC SERVICE COMPANY OF OKLAHOMA

          None

 SOUTHWESTERN ELECTRIC POWER COMPANY

          None

 WEST TEXAS UTILITIES COMPANY

          None

 CENTRAL AND SOUTH WEST SERVICES, INC.

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to June 30, 1997, other than in the ordinary course of business.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1996 Combined Annual Report on Form 10-K         pages 2-39 through 2-71